UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2024

NEURONETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38546	33-1051425
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3222 Phoenixville Pike, Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 640-4202

(Former name or former address, if changed since last report.) Not applicable.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name on each exchange on which registered
Common Stock ($0.01 par value)	STIM	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated With Exit or Disposal Activities.

On November 8, 2024, the Company implemented a strategic reorganization to sharpen the Company’s focus on growth. This reorganization resulted in a workforce reduction of approximately 10% and will focus the Company’s commercial strategy on the highest growth drivers. The reorganization will also improve operational efficiency, with anticipated post-reorganization annualized cash savings of more than $3.5 million. The Company expects to recognize approximately $0.4 million in total expenses for severance and related benefits for employees impacted by the reduction in force, consisting primarily of severance payments and related benefits. The Company may also incur other charges or cash expenditures not currently contemplated due to events that may occur as a result of, or associated with, the reduction in force.

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995:

Certain statements in this Current Report, include “forward-looking statements” within the meaning of U.S. federal securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words or expressions such as “expect”, “anticipate”, “intend”, “plan”, “believe”, “estimate”, “may”, “will”, “project”, “could”, “should”, “would”, “seek”, “forecast”, “expect”, “anticipate”, “predict”, “outlook”, “potential”, or other similar expressions, including without limitation the negative of these terms. Forward-looking statements represent current judgments about possible future events, including, but not limited to statements regarding expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs relating to the proposed transaction between Greenbrook TMS Inc. (“Greenbrook”) and Neuronetics, such as statements regarding the combined operations and prospects of Greenbrook and Neuronetics, estimates of pro forma financial information of the combined company, the current and projected market, growth opportunities and synergies for the combined company, federal and state regulatory tailwinds, the expected cash balance of Greenbrook at the time of the closing of the proposed Arrangement (as such term is defined in the Neuronetics definitive proxy statement), expectations regarding Neuronetics’ ability to leverage Greenbrook’s assets, the expected composition of the management and the board of directors of the combined company, gross margin and future profitability expectations, and the timing and completion of the Arrangement, including the satisfaction or waiver of all the required conditions thereto. These forward-looking statements are based upon the current beliefs and expectations of the management of Neuronetics and are subject to known and unknown risks and uncertainties. Factors that could cause actual events to differ include, but are not limited to:

•	the inherent uncertainty associated with financial or other projections or outlooks, including due to the unpredictability of the underlying assumptions, adjustments and estimates;

•	Neuronetics’ ability to maintain the listing requirements of Nasdaq;

•	the total addressable market of Neuronetics’ and Greenbrook’s businesses;

•	general economic conditions in the markets where Neuronetics and Greenbrook operate;

•

the expected timing of any regulatory approvals relating to the Arrangement, the businesses of Greenbrook and Neuronetics and of the combined company and product launches of such businesses and companies;

•	the non-performance of third-party vendors and contractors;

•	the risks related to the combined company’s ability to successfully sell its products and the market reception to and performance of its products;

•	Greenbrook’s, Neuronetics’, and the combined company’s compliance with, and changes to, applicable laws and regulations;

•	the combined company’s limited operating history;

•	the combined company’s ability to manage growth;

•	the combined company’s ability to obtain additional or suitable financing;

•	the combined company’s ability to expand product offerings;

•	the combined company’s ability to compete with others in its industry;

•	the combined company’s ability to protect its intellectual property;

•	the retention of employees of Greenbrook and Neuronetics following the announcement of the Arrangement;

•	Greenbrook’s, Neuronetics’, and the combined company’s ability to defend against legal proceedings;

•	the combined company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors;

•	the combined company’s ability to achieve the expected benefits from the Arrangement within the expected time frames or at all;

•	the incurrence of unexpected costs, liabilities or delays relating to the proposed Arrangement;

•	the satisfaction (or waiver) of closing conditions to the consummation of the Arrangement;

•

the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Arrangement Agreement (as such term is defined in the Neuronetics definitive proxy statement);

•	the disruption of the attention of management of Greenbrook and Neuronetics from ongoing business operations due to the Arrangement Agreement;

•	the outcome of any legal proceedings related to the Arrangement Agreement;

•	the fact that the trading price of the Greenbrook Shares or the Neuronetics Shares may decline significantly if the Arrangement is not completed;

•	the effect of the announcement or pendency of the transaction on the combined company’s business relationships, operating results and business generally; and

•

other economic, business, competitive, and regulatory factors affecting the businesses of the companies generally, including, but not limited to, those set forth in Greenbrook’s filings with the SEC and the Canadian Securities Administrators, including in the “Risk Factors” section of the Greenbrook 10-K and any subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”) and the Canadian Securities Administrators, and those set forth in Neuronetics’ filings with the SEC, including in the “Risk Factors” section of Neuronetics’ Annual Report on Form 10-K filed with the SEC on March 8, 2024 and any subsequent SEC filings. These documents with respect to Greenbrook can be accessed on Greenbrook’s website at https://www.greenbrooktms.com/investor-relations, on Greenbrook’s SEDAR+ profile at www.sedarplus.ca or on Greenbrook’s EDGAR profile at www.sec.gov and these documents with respect to Neuronetics can be accessed on Neuronetics’ website at https://ir.neuronetics.com/ or on Neuronetics’ EDGAR profile at www.sec.gov.

Readers are cautioned not to place undue reliance on forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or, if any of them do, what impact they will have on the results of operations and financial condition of Greenbrook, Neuronetics or the combined company. Forward-looking statements speak only as of the date they are made, and Greenbrook, Neuronetics and the combined company undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where they are expressly required to do so by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEURONETICS, INC.
(Registrant)

Date: November 12, 2024	By:	/s/ W. Andrew Macan
	Name:	W. Andrew Macan
	Title:	EVP, GC & Chief Compliance Officer